UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

ROYCE VALUE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	811-04875	133356097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Fifth Avenue
New York, New York	10151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 508-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c)) Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	RVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2024, the Board of Directors (the “Board”) of Royce Value Trust, Inc., a registered closed-end management investment company (the “Fund”), adopted amended and restated bylaws of the Fund (the “Amended and Restated Bylaws”), effective as of April 19, 2024. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	Expressly provide for stockholder meetings by remote communication;

●	Clarify that the Board or the President designates the chairman of all stockholder meetings and the Board and the chairman of the meeting have the power to regulate conduct at the stockholder meeting;

●	Clarify stockholder meeting adjournment procedures;

●	Clarify procedures relating to the use of proxies;

●	Provide that special meetings of the Board may be called on less than 24 hours’ notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances;

●	Clarify that the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, is the sole and exclusive forum for any action asserting a claim against the Fund or any director or officer or other employee of the Fund arising pursuant to federal law; and

●	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1(ii) hereto and are incorporated herein by reference.

On April 16, 2024, the Fund, a Maryland corporation, filed Articles of Amendment to the Fund’s charter with the Maryland Department of Assessments of Taxation to change the name of the Fund from “Royce Value Trust, Inc.” to “Royce Small-Cap Trust, Inc.” Such Articles of Amendment shall become effective as of 12:01 a.m., Eastern Time, on May 1, 2024.

The foregoing summary of the amendments effected by the Articles of Amendment to the Fund’s charter does not purport to be complete and is qualified in its entirety by reference to the complete text of such Articles of Amendment, which are filed as Exhibit 3.1(i) hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1(i)	Articles of Amendment to the Fund’s charter, effective as of May 1, 2024.
3.1(ii)	Amended and Restated Bylaws of Royce Value Trust, Inc., effective as of April 19, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYCE VALUE TRUST, INC.

By:	/s/ Christopher D. Clark
Name:	Christopher D. Clark
Title:	President

DATE: April 19, 2024